MANAGED DISTRIBUTION POLICY

     The Blue Chip Value Fund, Inc. (the “Fund”) has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value (“NAV”) to stockholders. This is the quarterly payment that Fund investors elect to receive in cash or reinvest in additional shares through the Fund’s Dividend Reinvestment Plan. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders.

     The table on the next page sets forth the amounts of the most recent quarterly distribution and the cumulative distributions paid during the 2007 fiscal year from the following sources: net investment income; net realized short term capital gains; net realized long term capital gain; and return of capital.

     You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of the distributions, as summarized in the table on the next page, or from the terms of the Fund’s Managed Distribution Policy.

     The Fund distributed more than its income and capital gains during 2007; therefore, a portion of the distributions, as summarized in the table on the next page, is a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

     The amounts and sources of distributions reported are not being provided for tax reporting purposes. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

     The Fund’s Managed Distribution Policy may be changed or terminated at the discretion of the Fund’s Board of Directors without prior notice to stockholders. If, for example, the Fund’s total distributions for the year result in taxable return of capital, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the Managed Distribution Policy. It is possible, that the Fund’s market price may decrease if the Managed Distribution Policy is terminated. At this time, the Board has no intention of making any changes or terminate the Managed Distribution Policy.

SOURCES OF DISTRIBUTIONS
				% Breakdown
				of the Total
		% Breakdown	Total Cumulative	Cumulative
		of the	Distributions	Distributions
	Current	Current	for the Fiscal	for the Fiscal
	Distribution ($)	Distribution	Year to Date ($)	Year to Date
Net Investment Income	$0.00	0.00%	$0.00	0.00%
Net Realized Short Term Capital Gains	$0.00	0.00%	$0.00	0.00%
Net Realized Long Term Capital Gains	$0.00	0.00%	$0.00	0.00%
Return of Capital	$0.13	100.00%	$0.13	100.00%
Total (per common share)	$0.13	100%	$0.13	100%

Average annual total return (in relation to NAV) for the 5 years
ending March 31, 2008				11.92%
Annualized current distribution rate expressed as a percentage
of NAV as of March 31, 2008				10.40%
Cumulative total return (in relation to NAV) for the fiscal year
through March 31, 2008				(6.54%)
Cumulative fiscal year distributions as a percentage
of NAV as of March 31, 2008				2.60%

1-800-624-4190 ■ www.blu.com	1

Send Us Your E-mail Address

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

2	First Quarter Report March 31, 2008

TABLE OF CONTENTS

Managed Distribution Policy............................................................................................................................	Inside Front Cover

Investment Adviser's Commentary ................................................................................................................	4

Sector Diversification Chart .............................................................................................................................	6

Average Annual Total Returns .......................................................................................................................	6

Change in Investment of $10,000 .....................................................................................................................	7

Performance History ...........................................................................................................................................	8

Sources of Distribution ......................................................................................................................................	9

Dividend Reinvestment and Cash Purchase Plan ..........................................................................................	10

Other Important Information ..............................................................................................................................	11

Statement of Investments ...................................................................................................................................	12

Country Breakdown .............................................................................................................................................	15

Statement of Assets and Liabilities ...................................................................................................................	16

Statement of Operations ......................................................................................................................................	17

Statements of Changes in Net Assets ................................................................................................................	18

Statement of Cash Flows .......................................................................................................................................	19

Financial Highlights ................................................................................................................................................	20

Notes to Financial Statements ...............................................................................................................................	22

     The Investment Adviser's Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-800-624-4190 ■ www.blu.com	3

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	May 6, 2008

     The net asset value of the Blue Chip Value Fund, Inc. was down 6.54% at the end of the first quarter of 2008. For the quarter, our Fund outperformed both its benchmark the S&P 500 Index and the Lipper Large-Cap Core Index which were down 9.44% and 9.49%, respectively. In short, our good relative performance came from good stock selection in the healthcare, consumer cyclical, communications, technology, and energy sectors.

     In the healthcare sector, Zimmer Holdings, one of the world’s leading manufacturers of artificial knees and hips, was our best performing stock in the sector—up 17%—because of strong earnings performance. Also, the generic drug manufacturer, TEVA Pharmaceuticals, and pharmaceutical manufacturer, Abbott Laboratories, performed well in the quarter.

     Consumer spending patterns are changing because of higher energy and food costs in combination with weakening home prices and growing unemployment. We did a good job navigating through this change in the first quarter and had above-average performance from TJX Companies, Starwood Hotels & Resorts Worldwide, and Darden Restaurants. In our opinion, TJX Companies is one of the best—if not the best—retailer of off-price apparel through its T.J. Maxx stores. Likewise, we believe Starwood Hotels is one of the largest and best managers of hotels under such brand names as Westin, W Hotels, Sheraton, and St. Regis. Darden Restaurants operates two major restaurant chains—Olive Garden and Red Lobster.

     We own three communication equipment providers—Cisco Systems, Nokia, and QUALCOMM. Cisco and Nokia both declined during the quarter, but QUALCOMM was up modestly which was very helpful to our portfolio. QUALCOMM, among other things, licenses intellectual property to semiconductor companies that make chips for cell phones.

     International Business Machines also performed well in the first quarter. IBM’s international business appears to be very strong, and we expect this to continue.

     XTO Energy was our best performing stock for the quarter. This oil and gas exploration and production company is based in Fort Worth, Texas, and we believe does an excellent job of finding oil and gas. The stock was up 20% for the quarter. On the other hand, our holding of Marathon Oil was down 24% for the quarter because a large portion of the company’s earnings came from the refining business, which declined sharply in profitability. We expect profitability to improve over the next several quarters.

4	First Quarter Report March 31, 2008

     The two sectors which hurt us the most during the quarter were capital goods and interest-rate sensitive. In capital goods, CNH Global, N.V., a manufacturer of agricultural tractors, declined 21%. Ironically, product demand resulted in increased costs in its manufacturing process and in January the company reported earnings below expectations. We expect that this should be corrected in the next few quarters.

     Our stock selection process in the interest-rate sensitive sector resulted in an underweight position relative to the S&P 500. Twelve percent of the Fund is exposed to these stocks compared to 16% of the S&P 500. We were hurt most by our investment in the money management firm, Invesco, Ltd. which was down 20% for the quarter. It appears that the company had no specific problems, but its revenues were impacted by a declining stock market. We believe Invesco’s decline in revenues is temporary.

     There is little clarity about the length or the magnitude of the economic slowdown. In this environment, we look for stocks with strong profitability, free cash flows and high returns on invested capital. Examples are companies with a high proportion of international sales such as Nike or IBM. We also expect oil prices to remain high in the months ahead because new supply is slow getting to the market place, and demand is staying strong in spite of the slowing economy. It seems to us that this should translate to increasing profitability for most oil companies.

     We believe the stock market should begin to move up once investors see the end of the economic slowdown. Election years are frequently positive years in the stock market, and we believe that we have many well run companies in our portfolio, which, in our opinion, can grow earnings in this difficult environment.

Thank you for your support.

1-800-624-4190 ■ www.blu.com	5

Sector Diversification in Comparison to S&P 500 as of March 31, 2008*
	Fund	S&P 500
Basic Materials	2.6%	3.0%
Capital Goods	10.8%	9.4%
Commercial Services	4.0%	1.9%
Communications	8.1%	7.3%
Consumer Cyclical	13.1%	11.0%
Consumer Staples	8.4%	10.7%
Energy	12.5%	12.7%
Interest Rate Sensitive	12.2%	14.9%
Medical/Healthcare	13.2%	11.1%
REITs	0.0%	1.2%
Technology	10.3%	11.1%
Transportation	2.3%	2.1%
Utilities	2.3%	3.6%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund's total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of March 31, 2008

Return	3 Mos.	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund – NAV	(6.54%)	(3.17%)	6.00%	11.92%	3.58%
Blue Chip Value Fund –
Market Price	(8.83%)	(13.18%)	(1.36%)	11.72%	2.24%
S&P 500 Index	(9.44%)	(5.08%)	5.85%	11.32%	3.50%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the cost of sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

6	First Quarter Report March 31, 2008

Please Note: Performance calculations are as of the end of December each year. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/98. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 6.

1-800-624-4190 ■ www.blu.com	7

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

[1]	Reflects the actual market price of one share as it has traded on the NYSE.
[2]	Reflects the actual NAV of one share.
[3]

The graph above includes the distribution totals since January 1, 1998, which equals $7.80 per share. For the three months ended March 31, 2008 no distribution has been paid. The NAV per share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are depicted in the chart on the next page.

8	First Quarter Report March 31, 2008

HISTORICAL SOURCES OF DISTRIBUTION

	Net				Total
	Investment	Capital	Return of		Amount of
Year	Income	Gains	Capital	Undesignated*	Distribution
1998	$0.0541	$1.0759	$0.0000		$1.13
1999	$0.0335	$1.6465	$0.0000		$1.68
2000	$0.0530	$0.8370	$0.0000		$0.89
2001	$0.0412	$0.3625	$0.3363		$0.74
2002	$0.0351	$0.0000	$0.5249		$0.56
2003	$0.0136	$0.0000	$0.4964		$0.51
2004	$0.0283	$0.5317	$0.0000		$0.56
2005	$0.0150	$0.1128	$0.4422		$0.57
2006	$0.0182	$0.1260	$0.4358		$0.58
2007	$0.0146	$0.2118	$0.2136	$0.1400*	$0.58
Totals	$0.3066	$4.9042	$2.4492	$0.1400*	$7.80
% of Total
Distribution	3.93%	62.87%	31.40%	1.80%	100%

*Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in 2008.

1-800-624-4190 ■ www.blu.com	9

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Blue Chip Value Fund Inc.’s (the “Fund”) Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders the opportunity to reinvest the Fund’s dividends and distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value. The reinvestment price is then determined by the weighted average price per share, including trading fees, of the shares issued by the Fund and/or acquired by the Plan Agent in connection with that transaction.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share. The transaction price of shares and fractional shares acquired on the open market for each participant’s Account in connection with the Plan shall be determined by the weighted average price per share, including trading fees, of the shares acquired by the Plan Agent in connection with that transaction.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days’ prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future. In addition, you may request the Plan Agent to sell all of your shares. When your shares are sold, you will receive the proceeds less trading fees of $.02 per share. The Plan Agent will generally sell your shares on the day your request is received in good order, however the Plan Agent reserves the right to take up to 5 business days to sell your shares. Your shares will be aggregated by the Plan Agent with the shares of other participants selling their shares that day and sold on the open market. You will receive the weighted average price minus trading fees of all liquidated shares sold by the Plan Agent on the transaction date.

10	First Quarter Report March 31, 2008

The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     The Fund will begin participating in the Direct Registration System (“DRS”) on August 1, 2008. At that time, the Fund will also revise its Plan to recognize the applicable features of the DRS and to notify you of a new $15 service charge collected by the Plan Agent when stockholders request the Plan Agent to sell all or a portion of their shares. The Fund will mail you the revised Plan and information on DRS by June 30, 2008.

     Additional information about the Plan may be obtained from the Plan Agent by writing to BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310, by telephone at (800) 624-4290 (option #1) or by visiting us at www.blu.com.

     If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

OTHER IMPORTANT INFORMATION

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

1-800-624-4190 ■ www.blu.com	11

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
March 31, 2008 (Unaudited)
			Market
	Shares	Cost	Value
COMMON STOCKS – 108.79%
BASIC MATERIALS – 2.88%
Forestry & Paper – 2.88%
Ball Corp.	88,940	$4,675,085	$4,085,904
TOTAL BASIC MATERIALS		4,675,085	4,085,904

CAPITAL GOODS – 11.78%
Aerospace & Defense – 4.36%
General Dynamics Corp.	37,500	1,934,073	3,126,375
Raytheon Co.	47,500	1,716,962	3,068,975
		3,651,035	6,195,350
Farm Equipment – 2.21%
CNH Global N.V. - ADS (Netherlands)	60,300	2,346,522	3,137,409

Industrial Products – 5.21%
ITT Corp.	49,900	2,730,482	2,585,319
Parker Hannifin Corp.	69,550	3,307,807	4,817,729
		6,038,289	7,403,048
TOTAL CAPITAL GOODS		12,035,846	16,735,807

COMMERCIAL SERVICES – 4.33%
Business Products & Services – 1.92%
Quanta Services Inc.**	117,500	3,597,235	2,722,475
IT Services – 0.99%
Computer Sciences Corp.**	34,350	1,624,404	1,401,137
Transaction Processing – 1.42%
The Western Union Co.	95,100	1,759,527	2,022,777
TOTAL COMMERCIAL SERVICES		6,981,166	6,146,389

COMMUNICATIONS – 8.80%
Networking – 4.50%
Cisco Systems Inc.**	265,200	6,590,884	6,388,668

Telecomm Equipment & Solutions – 4.30%
Nokia Corp. – ADR (Finland)	51,730	867,230	1,646,566
QUALCOMM Inc.	108,800	4,631,344	4,460,800
		5,498,574	6,107,366
TOTAL COMMUNICATIONS		12,089,458	12,496,034

CONSUMER CYCLICAL – 14.34%
Apparel & Footwear Manufacturers – 2.66%
Nike Inc.	55,550	3,488,246	3,777,400

Clothing & Accessories – 2.69%
TJX Companies Inc.**	115,400	2,682,938	3,816,278

12	First Quarter Report March 31, 2008

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Hotels & Gaming – 2.62%
Starwood Hotels & Resorts Worldwide Inc.	71,900	$3,070,596	$3,720,825

Internet – 1.48%
Expedia Inc.**	96,400	2,718,632	2,110,196

Publishing & Media – 2.28%
Walt Disney Co.	103,200	2,606,191	3,238,416

Restaurants – 2.61%
Darden Restaurants Inc.	114,040	3,189,084	3,712,002
TOTAL CONSUMER CYCLICAL		17,755,687	20,375,117

CONSUMER STAPLES – 9.11%
Consumer Products – 3.32%
Colgate Palmolive Co.	60,600	3,455,613	4,721,346

Food & Agricultural Products – 5.79%
Bunge Ltd.	19,100	838,526	1,659,408
Campbell Soup Co.	74,700	2,439,376	2,536,065
Unilever N.V. (Netherlands)	119,400	4,225,012	4,027,362
		7,502,914	8,222,835
TOTAL CONSUMER STAPLES		10,958,527	12,944,181

ENERGY – 13.69%
Exploration & Production – 6.71%
Occidental Petroleum Corp.	65,380	1,914,909	4,783,854
XTO Energy Inc.	76,837	1,928,996	4,753,137
		3,843,905	9,536,991
Integrated Oils – 2.82%
Marathon Oil Corp.	87,700	2,629,531	3,999,120
Oil Services – 4.16%
Transocean Inc.**	43,749	2,675,694	5,914,865
TOTAL ENERGY		9,149,130	19,450,976

INTEREST RATE SENSITIVE – 13.29%
Insurance – 1.07%
The Travelers Cos. Inc.	31,900	1,676,644	1,526,415

Integrated Financial Services – 1.83%
JPMorgan Chase & Co.	60,500	2,608,804	2,598,475

Money Center Banks – 1.20%
Bank of America Corp.	45,000	1,804,727	1,705,950

Property Casualty Insurance – 2.55%
ACE Ltd. (Cayman Islands)	26,300	1,454,450	1,448,078
American International Group Inc.	50,200	3,158,987	2,171,150
		4,613,437	3,619,228

1-800-624-4190 ■ www.blu.com	13

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Regional Banks – 0.80%
Wachovia Corp.	42,200	$2,095,473	$1,139,400

Securities & Asset Management – 5.47%
Invesco Ltd.	118,200	2,890,549	2,879,352
Lehman Brothers Holdings Inc.	20,500	1,095,063	771,620
Morgan Stanley & Co.	25,000	1,161,450	1,142,500
State Street Corp.	37,600	2,487,597	2,970,400
		7,634,659	7,763,872
Thrifts – 0.37%
Washington Mutual Inc.	50,900	787,524	524,270
TOTAL INTEREST RATE SENSITIVE		21,221,268	18,877,610

MEDICAL & HEALTHCARE – 14.36%
Medical Technology – 3.74%
Zimmer Holdings Inc.**	68,300	4,805,463	5,317,838
Pharmaceuticals – 10.62%
Abbott Laboratories	129,400	5,552,038	7,136,409
Amgen Inc.**	59,300	3,400,349	2,477,554
Teva Pharmaceutical Industries Ltd. –
ADR (Israel)	118,300	3,020,278	5,464,277
		11,972,665	15,078,240
TOTAL MEDICAL & HEALTHCARE		16,778,128	20,396,078

TECHNOLOGY – 11.19%
Computer Software – 2.52%
Microsoft Corp.	126,200	3,364,604	3,581,556

PC’s & Servers – 4.12%
International Business Machines Corp.	50,800	4,127,044	5,849,112

Semiconductors – 4.55%
Altera Corp.	134,000	2,537,590	2,469,620
Intel Corp.	188,500	3,721,840	3,992,430
		6,259,430	6,462,050
TOTAL TECHNOLOGY		13,751,078	15,892,718

TRANSPORTATION – 2.50%
Railroads – 2.50%
Norfolk Southern Corp.	65,500	2,345,472	3,557,960
TOTAL TRANSPORTATION		2,345,472	3,557,960

UTILITIES – 2.52%
Regulated Electric – 2.52%
PPL Corp.	78,050	3,663,705	3,584,056
TOTAL UTILITIES		3,663,705	3,584,056
TOTAL COMMON STOCKS		131,404,550	154,542,830

14	First Quarter Report March 31, 2008

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
SHORT TERM INVESTMENTS– 0.22%
Goldman Sachs Financial Square
Prime Obligations Fund – FST Shares	310,517	$310,517	$310,517
TOTAL SHORT TERM INVESTMENTS		310,517	310,517

TOTAL INVESTMENTS	109.01%	$131,715,067	$154,853,347
Liabilities in Excess of Other Assets	(9.01)%		(12,792,865)
NET ASSETS	100.00%		$142,060,482

**Non-income producing security
ADR – American Depositary Receipt
ADS -– American Depositary Share

COUNTRY BREAKDOWN
As of March 31, 2008

		Market
Country		Value	%
United States		$136,250,303	95.91%
Netherlands		7,164,771	5.04%
Israel		5,464,277	3.85%
United Kingdom		2,879,352	2.03%
Finland		1,646,566	1.16%
Cayman Islands		1,448,078	1.02%
Total Investments		$154,853,347	109.01%
Liabilities in Excess of Other Assets		(12,792,865)	(9.01%)
Net Assets		$142,060,482	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges. See accompanying notes to financial statements.

1-800-624-4190 ■ www.blu.com	15

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008 (Unaudited)

ASSETS
Investments at market value (cost $131,715,067)	$154,853,347
Dividends and interest receivable	129,733
Other assets	33,060
TOTAL ASSETS	155,016,140

LIABILITIES
Loan payable to bank (Note 5)	12,755,000
Interest due on loan payable to bank	36,614
Advisory fee payable	75,383
Administration fee payable	9,624
Accrued Compliance Officer fees	1,531
Accrued expenses and other liabilities	77,506
TOTAL LIABILITIES	12,955,658
NET ASSETS	$142,060,482

COMPOSITION OF NET ASSETS
Capital stock, at par	$284,349
Paid-in-capital	121,112,750
Overdistributed net investment income	(7,062)
Accumulated net realized loss	(2,467,835)
Net unrealized appreciation on investments	23,138,280
NET ASSETS	$142,060,482

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,434,898

Net asset value per share	5.00

See accompanying notes to financial statements.

16	First Quarter Report March 31, 2008

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Quarter Ended March 31, 2008 (Unaudited)

INCOME
Dividends (net of foreign withholding taxes
of $2,354)	$479,278
Interest	5,456
TOTAL INCOME		$484,734

EXPENSES
Investment advisory fee (Note 4)	214,333
Administrative services fee (Note 4)	24,485
Interest on outstanding loan payable to bank	129,212
Stockholder reporting	36,301
Directors’ fees	21,631
Legal fees	21,134
Transfer agent fees	16,161
Audit and tax preparation fees	7,362
NYSE listing fees	6,904
Insurance and fidelity bond	5,358
Chief Compliance Officer fees	4,594
Custodian fees	2,393
Other	1,928
TOTAL EXPENSES		491,796
NET INVESTMENT LOSS		(7,062)
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments		(872,807)
Change in net unrealized appreciation or
depreciation of investments		(9,151,099)
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		(10,023,906)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(10,030,968)

See accompanying notes to financial statements.

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BLUE CHIP VALUE FUND, INC

STATEMENTS OF CHANGES IN NET ASSETS
	For the	For the
	Quarter Ended	Year Ended
	March 31,	December 31,
	2008*	2007

Increase/(decrease) in net assets
from operations:
Net investment income/(loss)	$(7,062)	$411,499
Net realized gain/(loss) on investments	(872,807)	5,229,902
Change in net unrealized appreciation
or depreciation of investments	(9,151,099)	(222,134)
	(10,030,968)	5,419,267

Decrease in net assets from distributions
to stockholders from:
Net investment income	—	(411,499)
Net realized gain on investments	—	(5,980,234)
Return of capital	—	(10,012,387)
	—	(16,404,120)

Increase in net assets from common
stock transactions:
Net asset value of common stock issued to
stockholders from reinvestment of dividends
(0 and 412,794 shares issued, respectively)	—	2,412,947
	—	2,412,947

NET DECREASE IN NET ASSETS	(10,030,968)	(8,571,906)

NET ASSETS
Beginning of year	152,091,450	160,663,356
End of year (including (over)/undistributed net
investment income of $(7,062) and $0,
respectively)	$142,060,482	$152,091,450

*Unaudited

See accompanying notes to financial statements.

18	First Quarter Report March 31, 2008

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Quarter Ended March 31, 2008 (Unaudited)

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(10,030,968)
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(15,457,131)
Proceeds from disposition of investment securities	16,571,589
Net purchase of short-term investment securities	(58,119)
Proceeds from class-action litigation settlements	29
Net realized loss from securities investments	872,807
Net change in unrealized appreciation
on investments	9,151,099
Decrease in receivable for securities sold	2,434,479
Decrease in dividends and interest receivable	137,813
Increase in other assets	(22,615)
Decrease in advisory fee payable	(7,207)
Decrease in administrative fee payable	(373)
Decrease in accrued Compliance Officer fees	(2,927)
Decrease in other accrued expenses and payables	(7,590)
Net cash provided by operating activities	3,580,886

Cash Flows from Financing Activities
Proceeds from bank borrowing	3,875,000
Repayment of bank borrowing	(3,475,000)
Cash distributions paid	(3,980,886)
Net cash used in financing activities	(3,580,886)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Cash paid during the period for interest from bank borrowing: $135,907.

See accompanying notes to financial statements.

1-800-624-4190 ■ www.blu.com	19

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Per Share Data (for a share outstanding throughout each period)	Quarter Ended March 31, 2008(1)
Net asset value – beginning of period	$5.35
Investment operations(2)
Net investment income	0.00
Net gain/(loss) on investments	(0.35)
Total from investment operations	(0.35)
Distributions
From net investment income	—
From net realized gains on investments	—
Return of capital	—
Total distributions	—	(3)
Net asset value, end of period	$5.00
Per share market value, end of period	$4.75

Total investment return(4) based on:
Market Value	(8.8%)
Net Asset Value	(6.5%)
Ratios/Supplemental data:
Ratio of total expenses to average net assets(5)	1.39%	(6)
Ratio of net investment income to average net assets	(0.02%)	(6)
Ratio of total distributions to average net assets	0.00%
Portfolio turnover rate(7)	9.78%
Net assets – end of period (in thousands)	$142,060

See accompanying notes to financial statements.

(1)	Unaudited.
(2)	Per share amounts calculated based on average shares outstanding during the period.
(3)	Due to the timing of the quarterly ex-distribution dates, no distribution is recorded during the quarter ended March 31, 2008. Please see Note 7 concerning details for the April 2008 distribution.
(4)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

20	First Quarter Report March 31, 2008

For the year ended December 31,
2007	2006	2005	2004	2003
$5.73	$5.62	$5.76	$5.58	$4.85

0.01	0.02	0.01	0.03	0.01
0.19	0.67	0.42	0.71	1.23
0.20	0.69	0.43	0.74	1.24

(0.02)	(0.02)	(0.02)	(0.03)	(0.01)
(0.21)	(0.13)	(0.11)	(0.53)	—
(0.35)	(0.43)	(0.44)	—	(0.50)
(0.58)	(0.58)	(0.57)	(0.56)	(0.51)
$5.35	$5.73	$5.62	$5.76	$5.58
$5.21	$5.96	$6.31	$6.68	$6.14

(3.3%)	4.6%	3.7%	19.2%	46.9%
3.3%	12.9%	7.1%	13.1%	26.4%

1.34%	1.36%	1.33%	1.12%	1.13%
0.25%	0.32%	0.21%	0.57%	0.27%
10.04%	10.25%	10.13%	10.16%	10.07%
40.03%	36.54%	40.96%	115.39%	52.58%
$152,091	$160,663	$155,208	$156,903	$150,057

(5)

For the quarter ended March 31, 2008 and the years ended December 31, 2007, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 1.02%, 0.93%, 0.92%, 0.97% and 0.99%, respectively. For 2003 the interest expense was less than 0.01%.

(6)	Annualized.
(7)

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the quarter ended March 31, 2008 were $15,457,131 and $ 16,571,589, respectively.

1-800-624-4190 ■ www.blu.com	21

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

22	First Quarter Report March 31, 2008

     The Fund intends to elect to defer to its fiscal year ending December 31, 2008 approximately $724,755 of losses recognized during the period from November 1, 2007 to December 31, 2007.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

      The tax character of the distributions paid was as follows:

	Quarter Ended	Year Ended
	March 31,	December 31,
	2008	2007
Distributions paid from:
Ordinary income	$—	$411,499
Long-term capital gain	—	5,980,234
Return of capital	—	10,012,387
Total	$—	$16,404,120

     As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Overdistributed net investment income	$(7,062)
Accumulated net realized loss	(1,749,871)
Net unrealized appreciation	22,420,317
Total	$20,663,384

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales and corporate actions.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed or terminated at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change or terminate the current policy.

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Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. FAS 157 MEASUREMENTS

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. FAS 157 defines fair value, establishes a three-tier hierarchy to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

     The three-tier hierarchy is summarized as follows:

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

24	First Quarter Report March 31, 2008

     The following is a summary of the inputs used as of March 31, 2008 in valuing the Fund’s assets:

Other
Financial
Instruments* –
	Investments in	Unrealized
	Securities at	Appreciation
Valuation Inputs	Value	(Depreciation)
Level 1 – Quoted Prices	$154,853,347	$—
Level 2 – Other Significant Observable Inputs	$—	$—
Level 3 – Significant Unobservable Inputs	$—	$—
Total	$154,853,347	$—
*Other financial instruments include futures, forwards and swap contracts.

     All securities of the Fund were valued using Level 1 inputs during the three months ended March 31, 2008. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of March 31, 2008:
Gross appreciation (excess of value over tax cost)	$29,895,493
Gross depreciation (excess of tax cost over value)	(7,475,176)
Net unrealized appreciation	$22,420,317
Cost of investments for income tax purposes	$132,433,030

4. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby an investment advisory fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0855% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

1-800-624-4190 ■ www.blu.com	25

     Effective April 1, 2008, the administrative services fee for ALPS will be increased to an annual rate of 0.0955% of the Fund’s average daily net assets up to $75,000,000, 0.0500% of the Fund’s average daily net assets between $75,000,000 and $125,000,000 and 0.0300% of the Fund’s average daily net assets in excess of $125,000,000. DenverIA’s administrative services fee remains unchanged.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

5. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

      Details of the loan outstanding are as follows:

			Average for the
	As of		Quarter Ended
	March 31,		March 31,
	2008		2008

Loan outstanding	$12,755,000		$12,741,813
Interest rate	2.09%	*	3.19%
% of Fund’s total assets	8.23%		8.22%
Amount of debt per share outstanding	$0.45		$0.45
Number of shares outstanding (in thousands)	28,435		28,435	**

*Annualized
**Weighted average

26	First Quarter Report March 31, 2008

6. NEW ACCOUNTING PRONOUNCEMENTS

     Effective January 2, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. For the years ended December 31, 2004 through December 31, 2006, the Fund’s federal and Colorado returns are still open to examination by the appropriate taxing authority. However, to management’s knowledge there are currently no federal or Colorado income tax returns under examination.

     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management of the Fund currently believes that SFAS 161 will have no impact on the Fund’s financial statements.

7. SUBSEQUENT EVENT

     The Fund declared a distribution of $0.13 per share on April 1, 2008. The distribution is payable on April 25, 2008. The entire distribution remains undesignated and is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. A return of capital distribution would not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” As of March 31, 2008, the undesignated portion of the distribution would include 100.00% from paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations.

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NOTES

28	First Quarter Report March 31, 2008

NOTES

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NOTES

30	First Quarter Report March 31, 2008

NOTES

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NOTES

32	First Quarter Report March 31, 2008